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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark A. Payne, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-KSB of REDLINE PERFORMANCE PRODUCTS, INC. for the twelve months ended March 31, 2002, and all amendments to such Annual Report on Form 10-KSB and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


          DATE                                       SIGNATURE

      June 27, 2003        /s/ David G. Mell
                           -----------------------------------------------------
                                    David G. Mell
                                    Director

      June 27, 2003        /s/ Stanley R. Herman
                           -----------------------------------------------------
                                    Stanley R. Herman
                                    Director

      June 27, 2003        /s/ Michael J. Degen
                           -----------------------------------------------------
                                    Michael J. Degen
                                    Director

      June 27, 2003        /s/ Clyde Fessler
                           -----------------------------------------------------
                                    Clyde Fessler
                                    Director